                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          REGISTRATION RIGHTS AGREEMENT dated December 4, 1996 (the "Effective Date") between Exigent Diagnostics, Inc.., a Delaware corporation (the "Company"), Exigent Partners, L.P., a Delaware limited partnership (the "Partnership"), W. Vickery Stoughton ("Stoughton"), Thomas H. Grove ("Grove"), Kenneth B. Asarch ("Asarch"), William S. Knight ("Knight"), Donald S. Wong ("Wong"), Ashok K. Sawhney ("Sawhney") and Philip B. Smith ("Smith") (the Partnership and each of the foregoing listed individuals is a "Stockholder"; collectively, are the "Stockholders").


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Stoughton and Grove formed the Company on July 10, 1996 and as a result of the incorporation were issued that number of shares of common capital stock of the Company, $.01 par value per share ("Common Stock"), as is set forth opposite their names on Exhibit A hereto;
                                  ---------

          WHEREAS, Asarch, Knight, Wong, Sawhney and Smith became Stockholders of the Company in October, 1996 subject to certain forfeiture restrictions pertaining to their stock, and in the case of Smith, rights to additional stock, as more fully set forth in the letter agreements entered into between each of them and the Company (the "Letter Agreement Shares");

          WHEREAS, Smith has purchased additional shares of Common Stock from the Company pursuant to a Subscription Agreement dated today's date (the "Subscription Agreement Shares")

          WHEREAS, the Partnership purchased the number of shares of Common Stock set opposite its name on Exhibit A hereto (the "Partnership Shares") in
                               ---------
November 1996;

          WHEREAS, the Company intends to undertake a 7,257.258 for one stock split and, thereafter, the offer and sale of an additional 7,500,000 shares of Common Stock (exclusive of an option by the Company to offer and sell an additional 1,125,000 shares of Common Stock solely to cover over subscriptions) pursuant to a private placement memorandum contemplated by a letter of intent with Spencer Trask Securities Incorporated (the "Memorandum")

          NOW, THEREFORE, in consideration of the mutual covenants and agreements made herein, and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

     1.   Definitions.  As used herein, unless the context otherwise requires,
          -----------
the following terms have the following respective meanings:

          "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act.

          "Closing Price" means the last sale price, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Registrable Securities shall be listed or admitted to trading on a Trading Day or, if the Registrable Securities shall not be listed or admitted to trading on any national securities exchange an such Trading Day, the last reported transaction price on such Trading Day or, if not so quoted, the closing bid price in the over-the-counter market on such Trading Day, as reported by NASDAQ or such other system then in use.

          "Commission" means the United States Securities and' Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Stock" has the meaning set forth in the first WHEREAS clause of the Recitals.

          "Demand" has the meaning set forth in Section 2.1.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such subsequent similar federal statute.

          "Participating Holder" has the meaning set forth in Section 2.1.4.

          "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or department or agency of a government.

          "Public Offering" means a Public Offering of securities registered with the Commission under the Securities Act.

          "Registrable Common Securities" means the Letter Agreement Shares, the Subscription Agreement Shares and the Partnership Shares.

          "Registrable Securities" means collectively the Registrable Common Securities and any other securities issuable in connection therewith or in replacement thereof by way of a dividend, distribution, recapitalization, exchange, merger, consolidation or other reorganization. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by, and in compliance with, Rule 144 (or any successor provision) promulgated under the Securities Act or (c) they shall have ceased to be outstanding.

          "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and counsel for the Participating Holders comprising not more than one outside law firm which shall be selected by the Participating Holders of a majority of the Registrable Securities sought to be registered in such registration (the "Selling Stockholder Counsel"), and of the Company's independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities.

          "Securities Act" means the Securities Act of 1933, as amended, or any subsequent similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such subsequent similar federal statute.

     2.   Registration Rights.
          -------------------

          2.1.  Registration on Demand.
                ----------------------

                 2.1.1.  Demand.  After the earlier of the effective date of
                         ------
the initial Public Offering of Common Stock and the fifth (5th) anniversary of the Final Closing (as defined in the Memorandum), subject to Section 2.1.7, upon the written request (the "Demand") of the holders of a majority of Registrable Securities that the Company effect the registration under the Securities Act of all or part of the Registrable Securities, the Company shall cause to be filed, and shall take all commercially reasonable actions to effect, as soon as practicable and in any event, subject to the reasonable cooperation of the Stockholders, within 120 days after the Demand is received from the Stockholders, the registration under the Securities Act, of the Registrable Securities which the Company has been so requested to register by the Stockholders. Prior to such registration being declared effective, the holders of a majority of the Registrable Securities requesting such Demand registration may withdraw such Demand registration, subject to the provisions of Section
2.1.4 below.

                 2.1.2.  Registration of Other Securities.  Whenever the
                         --------------------------------
Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by the Stockholders of Registrable Securities, holders of securities of the Company who have "piggyback" registration rights may include all or a portion of such securities in such registration, offering or sale. If the managing underwriter of any such offering shall inform the Company by letter of its belief that the number or type of securities of the Company requested by holders of the securities of the Company other than the Stockholders to be included in such registration would materially and adversely affect the underwritten offering, then the Company shall include in such registration, to the extent of the number and type of securities which the Company is so advised can be sold in (or during the time of) such offering, first, all of the Registrable Securities specified by the Stockholders in the Demand and second, for each holder of the Company's securities other than the Stockholders, the fraction of each holder's securities proposed to be registered which is obtained by dividing (i) the number of the securities of the Company that such holder proposes to include in such registration by (ii) the total number of securities proposed to be included in such registration by all holders other than the Stockholders.

                 2.1.3.  Registration Statement Form.  Registrations under
                         ---------------------------
this Section 2.1 shall be on such appropriate registration form of the Commission as shall be selected by the Company. The Company shall include in any such registration statement all information which, in the opinion of counsel to the Company, is required to be included.

                 2.1.4.  Expenses.  The Company shall pay the Registration
                         --------
Expenses in connection with any Demand registration effected pursuant to this
Section 2.1, other than underwriting discounts and selling commissions relating to the sale or disposition of Registrable Securities and the fees and expenses of the Stockholders' counsel. If the registration pursuant to a Demand is withdrawn at the request of the Stockholders participating in the registration (a "Participating Holder") and such Stockholders elect not to have such registration count as its Demand registration under this Section 2.1, the Stockholders shall pay all the Registration Expenses of such registration, other than the fees and expenses of counsel to Company or of any other holder of Common Stock. At no time shall the Stockholders be required to pay the underwriting discounts or selling commissions relating to the sale or disposition of shares of Common Stock by other Persons, or the fees and expenses of any other Persons or the Company's counsel, except as required by Section
2.6.2 below.

                 2.1.5.  Effective Registration Statement.  A registration
                         --------------------------------
requested pursuant to this Section 2.1 shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective,
(ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and has not thereafter become effective, or (iii) in the case of an underwritten offering, if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived.

                 2.1.6.  Selection of Underwriters.  In connection with each
                         -------------------------
underwritten offering, (a) the Company shall promptly select the managing underwriter subject to the approval of the Stockholders (which approval shall not be unreasonably withheld, delayed or conditioned by the Stockholders) and
(b) if they so desire, the Stockholders shall promptly (by the holders of a majority of the Registrable Securities sought to be registered by the Participating Holders in such Demand) select the co-managing underwriter subject to the approval of the Company (which approval shall not be unreasonably withheld, delayed or conditioned by the Company).

                 2.1.7.  Limitations on Registration on Demand.  The Company
                         -------------------------------------
shall not be required to prepare and file a registration statement pursuant to this Section 2.1 which would become effective within (a) 180 days following the effective date of a registration statement filed by the Company with the Commission pertaining to an initial underwritten Public Offering of convertible debt securities or equity securities for cash (a "Public Offering") for the account of the Company, provided that no other holder of the Company's securities shall have been permitted to participate in such initial Public Offering, or (b) 120 days following the effective date of a registration statement (other than a registration statement filed on Form S-4 or S-8) filed by the Company with the Commission pertaining to any subsequent Public Offering for the account of the Company or another holder of securities of the Company if the Stockholders were afforded the opportunity to include all of its Registrable Securities in such subsequent registration pursuant to Section 2.2. In no event shall the Company be required to effect more than two (2) registrations pursuant to this Section 2.1. Notwithstanding the foregoing, if, in the good faith determination of the Company's Board of Directors, a registration would adversely affect certain activities of the Company to the material detriment of the Company, then the Company may at its option direct that such Demand be delayed for a period not in excess of 90 days in the aggregate from the date of the Company's receipt of the Demand. The rights of the holders of Registrable Securities to cause a Demand registration to be effected hereunder are subject to the prior rights of the investors in the private offering contemplated by the Memorandum (the "Offering") to effect a registration pursuant to the last sentence of Section 2.1.7 of the Registration Rights Agreement to be entered into by the Company in connection with the Private Offering, the form of which is attached to the Memorandum.

          2.2.  Piggyback Registration.
                ----------------------

                 2.2.1.  Right to Include Registrable Securities.  If the
                         ---------------------------------------
Company at any time proposes to register any of its securities under the Securities Act by registration on Forms S-1, S-2, S-3 or any successor or similar form(s) (except registrations on such Forms or similar forms solely for registration of securities in connection with (i) an employee benefit plan or dividend reinvestment plan or a merger or consolidation or (ii) debt securities which are not convertible into Common Stock), whether or not for sale for its own account, it shall each such time give written notice to the Stockholders of its intention to do so at least 30 days prior to the anticipated filing date of a registration statement with respect to such registration with the Commission. Upon the written request of the Stockholders made as promptly as practicable and in any event within 10 business days after the receipt of any such notice, which request shall specify the Registrable Securities intended to be disposed of by the Stockholders, the Company shall use commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Stockholders; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Stockholders and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, (provided, however, that the Stockholders may request that such registration be effected as a registration under Section 2.1 hereof) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

                 2.2.2.  Priority in Piggyback Registrations.  Notwithstanding
                         -----------------------------------
anything in Section 2.2.1 above to the contrary, if the managing underwriter of any underwritten offering shall inform the Company by letter of its belief that the number or type of Registrable Securities requested to be included in such registration would materially and adversely affect such offering, then the Company shall promptly notify the Stockholders of such fact. If the managing underwriter does not agree to include all (or such lesser amount as the Stockholders shall, in their discretion, agree to) of the number of the Registrable Securities initially requested by the Stockholders to be included in such registration, then the Company shall include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering first, all securities proposed by the Company to be sold for its own account, if the Company initiated such registration, or by the holder of securities who initiated such demand registration, if any, second, for each of the Stockholders, Spencer Trask Securities Incorporated, SmithKline Beecham Corporation (and its affiliates), and the purchasers of Common Stock offered pursuant to the Memorandum (and the respective successors and assigns of any of the foregoing), other than the holder of the securities who initiated such demand registration, if any, the fraction of such holder's securities proposed to be registered which is obtained by dividing (i) the number of the securities of the Company that such holder proposes to include in such registration by (ii) the total number of securities proposed to be sold in such offering by such holders, and third, for each remaining holder of the Company's securities, other than the holder of the securities who initiated such demand registration and the holders listed above, if any, the fraction of such holder's securities proposed to be registered which is obtained by dividing (i) the number of the securities of the Company that such holder proposes to include in such registration by (ii) the total number of securities proposed to be sold in such offering by such holders.

          2.3.  Registration Procedures.
                -----------------------

                 2.3.1. In connection with the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company shall as promptly as practicable:

                         (i)     prepare and file with the Commission the
requisite registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become and remain effective;

                         (ii)    prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for 180 days or such shorter period as may be required for the disposition of all of such Registrable Securities by the underwriters;

                         (iii)   furnish to the Stockholders such number of
conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such number of copies of such other documents as the Stockholders may reasonably request;

                         (iv)    use commercially reasonable efforts (x) to
register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or Blue Sky laws of such States of the United States of America where an exemption is not available and as the Stockholders shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may reasonably be necessary or advisable to enable the Stockholders to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by the Stockholders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign Company in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                         (v)     use commercially reasonable efforts to cause
all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Stockholders to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition;

                         (vi)    furnish to the Stockholders, (x) an opinion of
outside counsel for the Company, and (y) a copy of a "comfort" letter addressed to the Company and/or any managing underwriter signed by the certified independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, each covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered to the underwriters in underwritten Public Offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);

                         (vii)   notify the Stockholders when a prospectus
relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Stockholders to use its best efforts to promptly prepare and furnish to the Stockholders such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                         (viii)  otherwise use its best efforts to comply with
all applicable rules and regulations of the Commission, and make available to its security-holders, as soon as reasonably practicable, an earnings statement meeting the requirements of Section 11(a) of the Securities Act, which the Company shall be entitled to satisfy by complying with the requirements of Rule 158 promulgated thereunder, and promptly furnish a copy of the same to the Stockholders;

                         (ix)    provide and cause to be maintained a transfer
agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                         (x)     use commercially reasonable efforts to list all
Registrable Securities covered by such registration statement on any national securities exchange or over-the-counter market, if any, on which Registrable Securities of the same class, and if applicable, series, covered by such registration statement are then listed.

          The Stockholders agree that upon receipt of any notice from the Company of the happening of an event of the kind described in Section 2.3.1(vii), the Stockholders shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Stockholders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3.1(vii).

          2.4.  Underwritten Offerings.
                ----------------------

                 2.4.1.  Requested Underwritten Offerings.  If requested by
                         --------------------------------
the underwriters for any underwritten offering by the Stockholders pursuant to a registration requested under Section 2.1, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the Stockholders and the underwriters, and to contain such representations and warranties by the Company and the Stockholders and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6 or as are generally prevailing in agreements of that type. The Stockholders shall cooperate with the Company in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form and substance thereof. The Stockholders shall be a party to such underwriting agreement. The

Stockholders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Stockholders, the Stockholders' Registrable Securities, the Stockholders' intended method of distribution and any other representations or warranties required by law or customarily given by selling shareholders in an underwritten Public Offering or as reasonably required by the managing underwriter of the offering of Registrable Securities.

                 2.4.2.  Piggyback Underwritten Offerings.  If the Company
                         --------------------------------
proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, subject to the priority and other provisions of Section 2.2.2 the Company shall, if requested by the Stockholders, arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Stockholders among the securities of the Company to be distributed by such underwriters. The Stockholders shall become a party to the underwriting agreement negotiated between the Company and such underwriters. The Stockholders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Stockholders, the Stockholders' Registrable Securities and the Stockholders' intended method of distribution or any other representations or warranties required by law or customarily given by selling shareholders in an underwritten Public Offering or as reasonably required by the managing underwriter of the offering of Registrable Securities.

                 2.4.3.  Holdback Agreements.
                         -------------------

                         (i)     In connection with the initial Public Offering
or any registration of Registrable Securities in connection with an underwritten Public Offering, the Stockholders agree if required by the underwriter or underwriters not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten Public Offering) during the 15 days prior to, and during the 180-day period, or such shorter period set forth in the underwriting agreement with respect to such offering as the managing underwriter of such offering shall reasonably require, beginning on, the effective date of such registration statement.

                         (ii)    If any registration of Registrable Securities
shall be in connection with an underwritten Public Offering, the Company agrees
(x) if required by the underwriter or underwriters, not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than in connection with any employee stock option or other benefit plan which has been duly adopted by the Company and which provides for the distribution to participants in the plan of equity securities of the Company or securities convertible or exchangeable or exercisable for equity securities of the Company, or in connection with a merger or acquisition approved by the Board of Directors of the Company) during the 180-day period, or such other period as the managing underwriter of such offering shall reasonably require, beginning on the effective date of such registration statement (except as part of such registration) and (y) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which holders of such securities agree that, if required by the underwriter or underwriters, they will not effect any public sale or distribution of any such securities during the period referred to in the foregoing clause (x), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted), if such holder is participating in the offering pursuant to such registration.

     2.5.  Preparation; Reasonable Investigation.  In connection with the
           -------------------------------------
preparation and filing of any registration statement under the Securities Act in which the Stockholders are a selling shareholder, the Company shall give the Stockholders not less than 30 days prior written notice of the preparation of such registration statement and give the Stockholders and its counsel and accountants the opportunity to participate, at the Stockholders' expense, in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto (provided that the Stockholders shall furnish the Company with comments on any such amendment or supplement as promptly as the Company shall reasonably require), and give each of them such access to its books and records, such opportunities to discuss the business of the Company with officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Stockholders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act. Any expenses incurred by the Stockholders in connection with any such investigation shall be borne by the Stockholders, other than the reasonable fees and disbursements of Selling Stockholder Counsel incurred in connection with such investigation.

     2.6.  Indemnification.
           ---------------

           2.6.1.  Indemnification by the Company.  In the event of any
                   ------------------------------
registration of any securities of the Company under the Securities Act in which the Stockholders are selling shareholders, the Company shall, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Sections 2.1 or 2.2, the Participating Holders, its directors, officers, employees, agents and affiliates and, to the extent required by any underwriting agreement entered into by the Company, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person who controls a Participating Holder or any such underwriter within the meaning of the Securities Act, insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Stockholders and each such director, officer, agent or affiliate, and, to the extent required by any underwriting agreement entered into by the Company, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Participating Holders, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Participating Holders or any such director, officer, agent or affiliate or controlling Person and shall survive the transfer of such securities by the Participating Holders.

     2.6.2.  Indemnification by the Stockholders.  If  any  Registrable
             -----------------------------------
Securities are included in any registration statement, the Participating Holders shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.6.1 above) the Company, each director of the Company, each officer of the Company and each employee of the Company and, to the extent required by any underwriting agreement entered into by the Participating Holders, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person who controls any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Participating Holders specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, in no event shall the liability of any Participating Holder under this Section 2.6.2 exceed the proceeds from the Sale of the securities to be sold by such Participating Holder in any such registration.

     2.6.3.  Notice of Claims, Etc.  Promptly after receipt, by an indemnified
             ----------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 2.6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this
Section 2.6, except to the extent that the indemnifying party is materially prejudiced by such failure. The indemnified party shall be entitled to receive the indemnification payments described in Section 2.6.6 after providing such written notice to the indemnifying party. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that the indemnifying parties may agree, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable out of pocket costs related to the indemnified party's cooperation with the indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Consent of the indemnified party shall be required for the entry of any judgment or to enter into a settlement only when such judgment or settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect such claim or litigation.

     2.6.4.  Contribution.  If the indemnification provided for in this Section
             ------------
2.6 shall for any reason be held by a court to be unavailable to an indemnified party under Section 2.6.1 or 2.6.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Sections 2.6.1 or 2.6.2 hereof, the indemnified party and the indemnifying party under Sections 2.6.1 or 2.6.2 hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on one hand and the Stockholders on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative fault of the Company on one hand and the Stockholders on the other that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such Person's written consent, which consent shall not be unreasonably withheld; provided, however, in no event shall the liability of any Participating Holder under this Section 2.6.4 exceed the proceeds from the sale of the securities to be sold by such Participating Holder in any such registration.

     2.6.5.  Other Indemnification.  Indemnification and contribution similar to
             ---------------------
that specified in the preceding paragraphs of this Section 2.6 (with appropriate modifications) shall be given by the Company and the Participating Holders with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

     3.   Rule 144.  With a view to making available the benefits of certain
          --------
rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration after an initial Public Offering, the Company agrees to:

          (a) provide information and such other assistance requested by the Stockholders as is customarily provided by issuers in connection with sales of their common stock by directors or affiliates under Rule 144, promulgated under the Securities Act;

          (b) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act at all times;

          (c) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (d) deliver a written statement as to whether it has complied with such requirements of this Section, to the Stockholders upon the Stockholders' request.

     4.   Intentionally Omitted
          ---------------------

     5.   Modification; Waivers.  This Agreement may be modified or amended only
          ---------------------
with the written consent of each party hereto. No party shall be released from its obligations hereunder without the written consent of the other party. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the party against which such waiver is to be asserted. Except as otherwise specifically provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

     6.   Entire Agreement.  This Agreement represents the entire understanding
          ----------------
and agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     7.   Severability.  If any provision of this Agreement, or the application
          ------------
of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement or the application of such provision to other Persons or circumstances, to the extent permitted by law, shall not be affected thereby; provided, that the parties shall negotiate in good faith with respect to an equitable modification of the provision or application thereof held to be invalid.

     8.  Notices.
         -------

         (a) Any notice or communication to any party hereto shall be duly given if in writing and delivered in person, receipt requested, or courier guaranteeing next day delivery, or facsimile (with written confirmation of receipt) to such other party's address or facsimile number set forth below.

          If to EXIGENT DIAGNOSTICS, INC., W. VICKERY STOUGHTON, THOMAS H. GROVE, KENNETH B. ASARCH, WILLIAM S. KNIGHT, DONALD S. WONG or ASHOK K. SAWHNEY:

          7 Harford Lane
          Radnor, Pennsylvania  19087
          Attention:  W. Vickery Stoughton
          Facsimile: 610-270-6150

          with a copy to:

          James D. Epstein, Esquire
          Pepper, Hamilton & Scheetz
          3000 Two Logan Square
          Philadelphia, Pennsylvania  19103-2799
          Facsimile: (215) 981-4750

          If to EXIGENT PARTNERS, L.P. OR PHILIP B. SMITH:

          c/o Spencer Trask Securities Incorporated
          535 Madison Avenue
          18th Floor
          New York, New York 10022
          Facsimile:  (212) 751-3483

          with a copy to:

          John D. Vaughan, Esquire
          Hertzog, Calamari & Gleason
          100 Park Avenue
          New York, New York 10017
          Facsimile:  212-213-1199

          (b) All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered or facsimiled (with written confirmation of receipt); and the next business day after timely delivery to the courier, if sent by courier guaranteeing next day delivery.

     9.   Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and shall be binding upon the Company and the Stockholders and their respective successors and permitted assigns. Each Stockholder may assign its rights under this Agreement to any Person to whom the Stockholder transfers any of the Registrable Securities or any interest therein without the necessity of obtaining any consent to such assignment, provided that the such Person becomes a party to that certain stockholders agreement, by and among the Company, the Stockholders and certain other holders of the Common Stock. In the event that a Stockholder assigns its rights to a holder or holders of only a portion of the Registrable Securities, then all references to the Stockholder herein shall also be deemed to refer to such other holder or holders, but in such event the Stockholder shall have the sole right to make all decisions by and give notices for such holder or holders under this Agreement; provided, that if the Stockholder no longer owns any Registrable Securities, then all decisions and notices hereunder shall be made by the holders of not less than a majority of the Registrable Securities outstanding and all other holders of Registrable Securities shall be bound by any such decision.

     10.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which for all purposes shall be deemed to be an original and all of which together shall constitute the same agreement.

     11.  Headings.  The Section headings in this Agreement are for convenience
          --------
of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     12.  Construction.  This Agreement shall be governed, construed and
          ------------
enforced in accordance with the laws of the State of New York without regard to its principles of conflict of laws.

     13.  No Inconsistent Agreements.  The Company has not previously, and shall
          --------------------------
not hereafter, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Stockholders in this Agreement.

     14.  Recapitalizations, Etc.  In the event that any capital stock or other
          -----------------------
securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Registrable Securities or any other similar change in the Company's capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

     15.  Arbitration.  Any controversy or claim arising out of or relating to
          -----------
this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association in effect at the time such arbitration is instituted. The arbitration panel shall be composed of three arbitrators, one of whom shall be chosen by the Company, one of whom shall be chosen by the Stockholders, and one of whom shall be chosen by the two arbitrators previously designated. If both or either of the Company and/or the Stockholders fails to choose an arbitrator within fourteen (14) calendar days after receiving notice of commencement of arbitration or if the two arbitrators fail to choose a third arbitrator within fourteen (14) calendar days of their appointment, such arbitrators shall be chosen by the American Arbitration Association. Unless the parties to the arbitration shall otherwise agree to a different place of arbitration, the place of arbitration shall be New York, New York. The arbitration award shall be final and binding upon the parties thereto and may be entered in any court having jurisdiction. Each party shall bear (i) its own expenses in connection with such arbitration and (ii) one-half of the fees and expenses of the American Arbitration Association and all arbitrators unless any arbitration award shall contain otherwise provide.

     16.  Specific Performance.  The parties hereto agree that the Registrable
          --------------------
Securities of the Company cannot be purchased or sold in the open market and that, for these reasons, among others, the holder or holders of the Registrable Securities will be irreparably damaged in the event that this Agreement is not specifically enforceable. Accordingly, in the event of any controversy concerning the Registrable Securities which are the subject of this Agreement, or any right or obligation to register such securities, such right or obligation determined as part of an arbitration award described in Section 15 shall be enforceable in a court of equity by specific performance. The rights granted in this Section 16 shall be cumulative and not exclusive, and shall be in addition to any and all other rights which the parties hereto may have hereunder, at law or in equity. the Stockholders consents to the jurisdiction of the federal courts in the City of New York in any suit, action or proceeding brought pursuant to this Section 16, waives any objection it may have to the laying of venue in any such suit, action or proceeding in any of such court, and agrees that service of any court paper may be made in such manner as may be provided under applicable laws or court rules governing service of process.

     17.  Term.  This Agreement shall continue in full force and effect for nine
          ----
(9) years from the Final Closing or, with respect to any Stockholder, the first date on which the such Stockholder and their affiliates may sell all of the Registrable Securities held by them in a ninety (90) day period pursuant to Rule 144 under the Securities Act.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first above written and delivered by their respective duly authorized officers.

                         EXIGENT DIAGNOSTICS, INC.


                         By:  /s/ W. Vickery Stoughton
                              ---------------------------------
                              W. Vickery Stoughton
                              Chairman and Chief Executive Officer

                         EXIGENT PARTNERS, L.P.


                         By:  /s/ Kevin Kimberlin
                              ---------------------------------
                              Kevin Kimberlin, General Partner


                         /s/ W. VICKERY STOUGHTON
                         -------------------------------------
                         W. VICKERY STOUGHTON


                         /s/ THOMAS H. GROVE
                         --------------------------------------
                         THOMAS H. GROVE


                         /s/ KENNETH B. ASARCH
                         --------------------------------------
                         KENNETH B. ASARCH


                         /s/ WILLIAM S. KNIGHT
                         --------------------------------------
                         WILLIAM S. KNIGHT


                         /s/ DONALD S. WONG
                         --------------------------------------
                         DONALD S. WONG


                         /s/ ASHOK K. SAWHNEY
                         --------------------------------------
                         ASHOK K. SAWHNEY


                         /s/ PHILIP B. SMITH
                         --------------------------------------
                         PHILIP B. SMITH